Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

Supplement to Prospectus Dated September 16, 2008

RS Asset Allocation Fund

The Board of Trustees of RS Investment Trust has approved the liquidation and dissolution of RS Asset Allocation Fund (the “Fund”). It is expected that the Fund will be liquidated on December 15, 2008 and that the Fund will make in-kind liquidating distributions on or shortly after December 15, 2008.

In connection with the liquidation, the Board has approved the suspension of the sale of Fund shares to new investors and new investments effective October 31, 2008, except for sales to certain qualified retirement plans.

Shareholders may redeem shares of the Fund and may exchange shares of the Fund for shares of the same class in other funds of RS Investment Trust through December 12, 2008, the last business day prior to the Fund’s expected liquidation date. The Board has approved the waiver of contingent deferred sales loads (“CDSL”) upon redemptions of the Fund’s shares on or after the date of this Supplement. This CDSL waiver also applies to redemptions prior to December 15, 2008 of shares of another fund of RS Investment Trust, if the shares of the other fund were acquired through exchange of the Fund’s shares on or after the date of this Supplement.

A shareholder who continues to hold shares of the Fund on December 15, 2008 will receive a liquidating distribution of portfolio securities held by the Fund, equal to such shareholder’s portion of the Fund’s assets (less its outstanding obligations, taxes and other liabilities accrued or contingent). Because the Fund implements its asset allocation strategy by investing principally in other RS funds (the “underlying RS funds”), it is expected that, as of the liquidation date, the Fund would hold only shares of the underlying RS funds. On the liquidation date, the Fund will make an in-kind distribution of all the portfolio securities - shares of the underlying RS funds - held by the Fund to all shareholders of the Fund by crediting such shares to the account of each shareholder. In this manner, shareholders of the Fund will become shareholders of each of the underlying RS Funds held by the Fund on the liquidation date. For 90 days following the Fund’s liquidation, no CDSL will be imposed on redemptions of underlying RS fund shares received as part of the liquidating distribution by the Fund or on redemptions of shares of another fund of RS Investment Trust, if the shares of the other fund were acquired through exchange of the underlying RS fund’s shares.

The liquidation will generally give rise to the recognition of gain or loss in each shareholder’s hands, based on the difference between the shareholder’s tax basis in his or her shares and the fair market value of underlying RS fund shares received. However, it is possible that the loss that a shareholder recognizes that is reflected in the RS S&P 500 Index Fund (the “Index Fund”) shares received in exchange for Fund shares will be deferred until the shareholder sells the Index Fund shares acquired in the liquidation. Shareholders should consult their own tax or financial advisors with respect to these and other tax implications relating to the liquidation of the Fund and the distribution of shares of the underlying RS funds.

October 3, 2008